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                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of TALX Corporation (the "Company") on Form 10-Q for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, L. Keith Graves, Senior Vice President, Chief Financial Officer and Assistant Secretary of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        By : /s/ L. Keith Graves
                                             -----------------------------------
                                             L. Keith Graves
                                             Senior Vice President, Chief
                                             Financial Officer and Assistant
                                             Secretary
                                             TALX Corporation
                                             January 30, 2006